                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in this Registration Statement of Goody's Family Clothing, Inc. on Form S-8 of our report dated March 19, 1997 incorporated by reference in the Annual Report on Form 10-K of Goody's Family Clothing, Inc. for the year ended February 1, 1997.


DELOITTE & TOUCHE LLP

Atlanta, Georgia
July 15, 1997














































                                     - 4 -